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                                                                    Exhibit 10.2

                            THE LUPTON COMPANY, LLC
                              702 TALLAN BUILDING
                              TWO UNION SQUARE
                         CHATTANOOGA, TENNESSEE 37402




                                 March 31, 1999


PERSONAL AND CONFIDENTIAL
Ms. Cindy L. Davis, President
The Arnold Palmer Golf Company
6201 Mountain View Road
Ooltewah, TN 37363

     Re: Arnold Palmer Golf Company - Regarding Term Loans and
         Revolving Credit Loan of Northern Trust Company

Dear Cindy:

     The Trustees of the John T. Lupton Trust have written to you two letters concerning the waiver of interest on the loans set and described below by letters dated January 19, 1999 and March 29, 1999.

     1. The term loan to APGC (the "Borrower") evidenced by that certain Term Note dated as of December 30, 1996 of Borrower payable to the order of the Bank in the original amount of $12,000,000.

     2. The term loan to APGC evidenced by that certain Term Note dated as of December 29, 1997 of the Borrower payable to the order of the Bank in the original amount of $10,000,000.

     3. The revolving credit loan to APGC evidenced by that certain $12,000,000 face amount Master Note dated as of December 29, 1997.

     Although it was not so stated in such letters, this is to request that the interest so waived be treated as a contribution to the capital of the Arnold Palmer Golf Company by the John T. Lupton Trust.

          Yours very truly,
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          John T. Lupton Trust
          U/W Thomas Cartter Lupton


          /s/ David S. Gonzenbach
          --------------------------------
          David S. Gonzenbach, Trustee


          /s/ John T. Lupton
          --------------------------------
          John T. Lupton, Trustee


          /s/ Joel W. Richardson, Jr.
          --------------------------------
          Joel W. Richardson, Jr., Trustee